UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

January 21, 2002

Date of report (Date of earliest event reported)

ASSISTED LIVING CONCEPTS, INC.
(exact name of registrant as specified in its charter)

NEVADA	1-13498	93-1148702

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

11835 NE Glenn Widing Drive, Bldg. E, Portland, OR 97220-9057

(Address of Principal Executive Offices) (Zip Code)

(503) 252-6233

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On January 21, 2002, Assisted Living Concepts, Inc. (the “Company”) announced the election of Steven L. Vick as President and Chief Executive Officer, effective February 15, 2002. Mr. Vick succeeds Wm. James Nicol, who joined the Company in March 2000 as Chairman and became Chief Executive Officer in November 2000.

A copy of the Company’s press release dated January 21, 2002 has been filed as an exhibit to this report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)	None.

(c)	The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

EXHIBIT NO.	DOCUMENT DESCRIPTION
99	Press Release of Assisted Living Concepts, Inc., dated January 21, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSISTED LIVING CONCEPTS, INC.

By: /s/ Drew Q. Miller

Name: Drew Q. Miller Title: Senior Vice President, Chief Financial Officer and Treasurer

Date: January 31, 2002

EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT DESCRIPTION
99	Press Release of Assisted Living Concepts, Inc., dated January 21, 2002.